UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 April 29, 2009

                         CHINA ORGANIC AGRICULTURE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
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(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
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              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 29, 2009, the Company accepted the resignations of Jingyong Ma and Zhouzhe Jin from their positions as Directors of the Company. Neither Mr. Ma or Mr. Jin had any disagreement concerning the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009                             China Organic Agriculture, Inc.


                                                 Name:  /s/ Jinsong Li
                                                        -----------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer